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                                                                   EXHIBIT 10.37




                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into effective as of the 29th day of September, 1997, by and between NICHOLS RESEARCH CORPORATION, a Delaware corporation ("Borrower"), SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association f/k/a SouthTrust Bank of Alabama, National Association ("SouthTrust"), REGIONS BANK, an Alabama state banking corporation f/k/a First Alabama Bank ("Regions"), and CORESTATES BANK, N.A., a national banking association ("Corestates") (SouthTrust, Regions, and Corestates being collectively referred to herein as the "Banks").

                                    RECITALS:

         A. Borrower and Banks are parties to that certain Credit Agreement dated August 16, 1995, as amended by that certein First Amendment to Credit Agreement dated March 31, 1997, and as further amended by that certain Second Amendment to Credit Agreement dated June 24, 1997 (as amended, the "Credit Agreement") pursuant to which Banks have made a $73,500,000 line of credit loan to the Borrower. Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Borrower has requested that the Commitment Termination Date be extended to November 30, 1997, and as a condition to such extension, Banks have required the execution of this Third Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows

         1. Article I of the Credit Agreement is hereby amended by deleting the definition of "Commitment Termination Date" in its entirety and by inserting in lieu thereof the following definition:

"COMMITMENT TERMINATION DATE" means the first to occur of (1) November 30, 1997, or such later date as Borrower and Banks may agree upon in writing pursuant to
Section 2.11 hereof, it being agreed that Banks shall have no obligation to extend the commitment Termination Date, or (2) the date that Banks, by reason of an Event of Default, suspend the making of further Advances.

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     2.  No right of Banks with respect to the Credit Agreement or any of the other Loan Documents are or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Third Amendment.

     3. Except as hereby expressly modified and amended, the Credit Agreement shall remain in full force and effect, and the Credit Agreement, as amended, is hereby ratified and affirmed in all respects. Borrower confirms that it has no defenses or setoffs with respect to its obligations pursuant to the Credit Agreement as amended hereby.

     4. Borrower represents and warrants to Banks that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, and no Event of Default or Potential Default has occurred or exists.

     5. All references to the Credit Agreement in any of the other Loan Documents shall be deemed to refer, from and after the date hereof, to the Credit Agreement as amended hereby.

     6. This Third Amendment shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assignors.

     7. This Third Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     8. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THE FOREGOING OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BORROWER AGREES THAT BANKS MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND BANKS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


                           [Signatures on next page]


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     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be properly executed and delivered by their duly authorized officers to be effective as of the day and year first above written.


                                     NICHOLS RESEARCH CORPORATION,
                                     A DELAWARE CORPORATION

                                     By: /s/ Allen E. Dillard
                                         ---------------------------------------
                                         Its Chief Financial Officer
                                         ---------------------------------------

                                     SOUTHTRUST BANK, NATIONAL
                                     ASSOCIATION, A NATIONAL BANKING ASSOCIATION

                                     By:
                                         ---------------------------------------
                                         Kevin Horton
                                         Its Assistant Vice President

                                     REGIONS BANK,
                                     AN ALABAMA STATE BANKING CORPORATION F/K/A
                                     FIRST ALABAMA BANK

                                     By: /s/ Kenneth D. Watson
                                         ---------------------------------------
                                         Its Vice President
                                             -----------------------------------

                                     CORESTATES BANK, N.A.,
                                     A NATIONAL BANKING ASSOCIATION

                                     By: /s/ Karen Leaf
                                         ---------------------------------------
                                         Its Vice President
                                             -----------------------------------





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